UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2010

World Energy Solutions, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-34289	04-3474959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

446 Main Street Worcester, Massachusetts	01608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 459-8100

n/a
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

World Energy Solutions, Inc. today announced its intention to voluntarily delist its common shares from the Toronto Stock Exchange (“TSX”). All shares of the Company will continue to list and trade on the NASDAQ Capital Market (“NASDAQ”) under the symbol “XWES”. A press release is attached to this current report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ENERGY SOLUTIONS, INC.

Date: December 23, 2010	By:	/s/ James Parslow

James Parslow
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release